UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 22, 2021 (April 16, 2021)

Mallard Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39611	84-4904992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19701 Bethel Church Road, Suite 302
Cornelius, NC 28031

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 407-0444

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Common Stock and one Redeemable Warrant entitling the holder to purchase one-half of one share of Common Stock	MACUU	The Nasdaq Stock Market LLC

Common Stock, par value $0.0001 per share	MACU	The Nasdaq Stock Market LLC

Warrants, each exercisable for one-half share of Common Stock for $11.50 per whole share	MACUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Current Report on Form 8-K filed on April 15, 2021 by Mallard Acquisition Corp. (the “Company”), on April 12, 2021, the staff (the “Staff”) of the Division of Corporation Finance of the Securities and Exchange Commission (the “SEC”) issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “Staff Statement”). The Staff Statement, among other things, highlighted the potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies (“SPAC”) such as the Company. As a result of the Staff Statement, the Company required additional time to evaluate its financial statements for the year ended December 31, 2020, and did not timely file its Annual Report on Form 10-K for the year ended December 31, 2020 (the “Form 10-K”).

On April 16, 2021, the Company received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”) because it had not timely filed the Form 10-K with the SEC. The Rule requires listed companies to timely file all required periodic financial reports with the SEC.

The Notice provided that the Company had 60 calendar days from the date of the Notice, or until June 15, 2021, to submit a plan to regain compliance with the Rule. If Nasdaq accepts the Company's plan, then Nasdaq may grant an exception of up to 180 calendar days from the due date of the Form 10-K, or until October 12, 2021, to regain compliance.

Concurrently with the filing of this Current Report on Form 8-K, the Company is filing the Form 10-K. Accordingly, the Company believes that it has regained compliance with the Rule and will not need to submit a plan of compliance to Nasdaq.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 22, 2021, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), after considering the recommendations of management, determined that the audited balance sheet of the Company, dated as of October 29, 2020 (the “Balance Sheet”) and included in a Current Report on Form 8-K filed by the Company on November 4, 2020, should no longer be relied upon due to changes required for alignment with the Staff Statement. Following consideration of the Staff Statement, the Audit Committee concluded that the Company’s outstanding warrants do not meet the conditions to be classified in equity and instead should be recorded as liabilities on the Balance Sheet. The Form 10-K that is being filed concurrently this Current Report on Form 8-K reflects the reclassification of the warrants as liabilities and sets forth through expanded disclosure in the financial statements the restatement and its impact on the previously reported amounts in the Balance Sheet.

The Audit Committee and management have discussed the matters disclosed in this Item 4.02(a) with Marcum LLP, its independent registered public accounting firm.

Item 8.01. Other Events.

On April 22, 2021, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit

Number	Title
99.1	Press Release, dated April 22, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mallard Acquisition Corp.

	By:	/s/ P. Jeffrey Leck
		Name:	P. Jeffrey Leck
		Title:	Chief Executive Officer

Dated: April 22, 2021

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